                                 ASSIGNMENT OF LEASE


    This Assignment of Lease (Assignment) is made as of MARCH 27, 1996 between Apple Computer, Inc. ("Assignor"), and Hambrecht & Quist L.L.C. ("Assignee").

                                       Recitals

    The Equitable Life Assurance Society of the United States ("Landlord"), as landlord, and Assignor, as Tenant, executed a lease dated as of April 19, 1990 ("Lease"), and as amended by the attached documents, a copy of which is attached and incorporated by reference as Exhibit A, pursuant to which Landlord leased to Tenant and Tenant leased from Landlord that certain property commonly known as One Bush Street, 10th Floor, San Francisco for a term of 8 yrs 5 mos (length of term), commencing on 8/6/90 (original commencement date), and ending on 12/31/98 (expiration date), subject to earlier termination as provided in the Lease.

                                Section 1. Assignment

    Commencing 5/1/96 Assignor assigns and transfers to Assignee all right, title, and interest in the Lease and Assignee accepts from Assignor all right, title, and interest, subject to the terms and conditions set forth in this Assignment.

                      Section 2. Assumption of Lease Obligations

    Assignee hereby assumes and agrees to perform and fulfill all the terms, covenants, conditions, and obligations required to be performed and fulfilled by Assignor as lessee under the Lease, including the making of all payments due to or payable on behalf of Lessor under the Lease as they become due and payable.

                           Section 3. Assignor's Covenants

    Assignor covenants that the copy of the Lease attached as Exhibit A is a true and accurate copy of the Lease as currently in effect and that there exists no other agreement affecting Assignor's tenancy under the Lease.

                             Section 4. Litigation Costs

    If any litigation between Assignor and Assignee arises out of this Assignment or concerning the meaning of interpretation of this Assignment, the losing party shall pay the prevailing party's costs and expenses of this litigation, including, without limitation, reasonable attorney fees.

                              Section 5. Indemnification

    Assignor indemnifies Assignee from and against any loss, cost, or expense, including attorney fees and court costs relating to the failure of Assignor to fulfill Assignor's obligations under the Lease, and accruing with respect to the period on or prior to the date of this Assignment. Assignee indemnifies Assignor from and against any loss, cost, or expense, including attorney fees and court costs relating to the failure of Assignee to fulfill obligations under the Lease, and accruing with respect to the period subsequent to the date of this Assignment.

                           Section 6. Successors and Assign

    This Assignment shall be binding on and inure to the benefit of the parties to it, their heirs, executors, administrators, successors in interest, and assigns.

                                 ASSIGNMENT OF LEASE


                               Section 7. Governing Law

This Assignment shall be governed by and construed in accordance with California law.


The parties have executed this Assignment as of the date first above written.


                                  Assignor:   Apple Computer, Inc.
                                           ------------------------------------

                                  By:  /s/ Robert A. [Last name unreadable]
                                     ------------------------------------------

                                  Date:    4/4/96
                                       ----------------------------------------

                                  Assignee:  Hambrecht & Quist L.L.C.
                                          -------------------------------------

                                  By:        [Signature unreadable]
                                     ------------------------------------------

                                  Date:    4/2/96
                                       ----------------------------------------


                               Consent of Landlord

    The undersigned, as Landlord under the Lease, consents to this Assignment of the Lease to Assignee, provided however, that notwithstanding this Assignment and the undersigned's consent to this Assignment. Assignor and Assignee shall remain jointly, and severally liable and obligated as tenant under the Lease and the undersigned does not waiver or relinquish any rights under the Lease against Assignor or Assignee.

                                  Landlord:  /s/ John F. Faust
                                           ------------------------------------

                                                 John F. Faust
                                  By:         Investment Officer
                                     ------------------------------------------

                                  Date:    4/9/96
                                       ----------------------------------------

                                   One Bush Street

                                     OFFICE LEASE
                                    April 19, 1990


LANDLORD:                                        TENANT:
The Equitable Life Assurance                     Apple Computer, Inc.
Society of the United States,                    a California Corporation
a New York Corporation

                                     OFFICE LEASE

                               BASIC LEASE INFORMATION
Article:

A.  Date: April 19, 1990


B. Landlord: The Equitable Life Assurance Society of the United States, a New York Corporation


C.  Tenant: Apple Computer, Inc. a California Corporation.


D. Building (Paragraph 1 (a)): One Bush Street, San Francisco, California 94104, which includes the land (Assessor's Lot 11 and 12, Block 290) on which the Building is located. 281,520 rentable square feet. Legal Description - see Exhibit D.


E.  Premises (Paragraph 1 (b)):   The entire 10th floor comprising 16,560
                                  rentable square feet.


F. Term Commencement (Paragraph 2): Upon substantial completion (see Addendum Paragraph 3) of improvements to the Premises estimated to be Aug. 1, 1990


G.  Term Expiration (Paragraph 2):  July 31, 1995


H.  Base Rent (Paragraph 3 (a)):

    Year 1: $422,280.00 per annum, $35,190.00 per month.
    Year 2: $438,840.00 per annum, $36,570.00 per month.
    Year 3: $455,400.00 per annum, $37,950.00 per month.
    Year 4: $488,520.00 per annum, $40,710.00 per month.
    Year 5: $505,080.00 per annum, $42,090.00 per month.


I.  Base Year (Paragraph 1 (c)):  1990

J.  Tenant's Percentage Share (Paragraph 1 (h)):  5.8823%

K.  Security Deposit (Paragraph 32):  None

L.  Tenant's Address
    for Notices (Paragraph 14):  with a copy to Tenant at Premises:

    Apple Computer, Inc.                 Apple Computer, Inc.
    20525 Mariani Ave.                   One Bush Street - Suite 1000
    Cupertino, CA 95014                  San Francisco, CA 94104
    Attn:  Real Estate Dept., M/S53A

M.  Landlord's Address
    for Notices (Paragraph 14):

    Equitable Real Estate Investment Management, Inc.,
    One Bush Street, San Francisco, California 94104
    Attention: Property Manager

Basic Lease Information (cont'd.)

N.  Brokers (Paragraph 39):  Cushman and Wakefield

O.  Exhibit(s) and Addendum (Paragraph 41):

    Exhibit A - Demised Premises
    Exhibit B - Rules and Regulations
    Exhibit C - Improvement of the Premises
    Exhibit D - Legal Description
    Addendum







The provisions of the Lease identified above in parentheses are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.


TENANT                                LANDLORD

Apple Computer, Inc.                   The Equitable Life Assurance Society of
- ------------------------------------   -----------------------------------------
a California Corporation               the United States, a New York Corporation
- ------------------------------------   -----------------------------------------



By /s/ Joseph A. Graziano              By  /s/ James [Last name unreadable]
  ----------------------------------     --------------------------------------

  Its   JOSEPH A. GRAZIANO                Its   Attorney in fact
      ------------------------------         ----------------------------------
       Sr. Vice President and
      Chief Financial officer

By                                     By
  ----------------------------------      --------------------------------------

  Its                                     Its
     -------------------------------         -----------------------------------

                                  TABLE OF CONTENTS

                                                                         PAGE
1.  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
2.  Term; Condition of Premises. . . . . . . . . . . . . . . . . . . . . .  2
3.  Rental . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
4.  Escalation Rent Payments . . . . . . . . . . . . . . . . . . . . . . .  3
5.  Use. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
6.  Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
7.  Impositions Payable by Lessee. . . . . . . . . . . . . . . . . . . . .  4
8.  Alterations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
9.  Liens. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
10. Repairs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
11. Destruction or Damage. . . . . . . . . . . . . . . . . . . . . . . . .  6
12. Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
13. Subrogation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
14. Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
15. Compliance with Legal Requirements . . . . . . . . . . . . . . . . . .  7
16. Assignment and Subletting. . . . . . . . . . . . . . . . . . . . . . .  7
17. Rules; No Discrimination . . . . . . . . . . . . . . . . . . . . . . .  9
18. Entry by Landlord. . . . . . . . . . . . . . . . . . . . . . . . . . .  9
19. Events of Default. . . . . . . . . . . . . . . . . . . . . . . . . . .  9
20. Termination Upon Default . . . . . . . . . . . . . . . . . . . . . . . 10
21. Continuation After Default . . . . . . . . . . . . . . . . . . . . . . 11
22. Other Relief . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
23. Landlord's Right to Cure Defaults. . . . . . . . . . . . . . . . . . . 11
24. Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
25. Eminent Domain . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
26. Subordination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
27. No Merger. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
28. Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
29. Estoppel Certificate . . . . . . . . . . . . . . . . . . . . . . . . . 12
30. No Light, Air, or View Easement. . . . . . . . . . . . . . . . . . . . 12
31. Holding Over . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
32. Security Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
33. Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
34. Notices and Consents . . . . . . . . . . . . . . . . . . . . . . . . . 13
35. Complete Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . 13
36. Corporate Authority. . . . . . . . . . . . . . . . . . . . . . . . . . 13
37. Partnership Authority. . . . . . . . . . . . . . . . . . . . . . . . . 13
38. Limitation of Liability to Building. . . . . . . . . . . . . . . . . . 13
39. Brokers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
40. Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
41. Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
42. Additional Provisions. . . . . . . . . . . . . . . . . . . . . . . . . 14
    Exhibit A - Demised Premises
    Exhibit B - Rules and Regulations
    Exhibit C - Improvement of the Premises
    Exhibit D - Legal Description
    Addendum

                                     OFFICE LEASE

    THIS LEASE, dated April 19, 1990, for purposes of reference only, is made and entered into by and between The Equitable Life Assurance Society of the United States, a New York Corporation ("Landlord") and Apple Computer, Inc. a California Corporation ("Tenant").

                                     WITNESSETH:

    Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the premises described in Paragraph 1 (b) below for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all which Landlord and Tenant hereby mutually agree.

    1. DEFINITIONS. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

         (a) The term "Building" shall mean the land and other real property described in the Basic Lease Information, as well as any property interest in the area of the streets bounding the parcel described in the Basic Lease Information, and all other improvements on or appurtenances to said parcel or said streets.

         (b) The term "Premises" shall mean the portion of the Building located on the floor(s) specified in the Basic Lease Information which is crosshatched on the floor plan(s) attached to this Lease as EXHIBIT A.

         (c) The term "Base Year" shall mean the calendar year specified in the Basic Lease Information as the Base Year.

         (d) The term "Operating Expenses" shall mean (1) all costs of management, operation and maintenance of the Building, including, without limitation: wages, salaries and payroll of employees; property management fees; janitorial, maintenance, guard and other services; Building office rent or rental value; power, water, waste disposal and other utilities; materials and supplies; maintenance, replacements and repairs; premiums for insurance, including earthquake insurance and the deductible portion of any insured loss; and depreciation on personal property; and (2) the cost of any capital improvements made to the Building by Landlord during or after the Base Year that are reasonably anticipated to reduce other Operating Expenses or are required for the health and safety of tenants, or made to the Building by Landlord after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, such cost or allocable portion thereof to be amortized over such reasonable period as Landlord shall determine together with interest on the unamortized balance at the rate of 10% per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements. Operating Expenses shall not include: Property Taxes; depreciation on the Building other than depreciation on exterior window covering provided by Landlord and carpeting in public corridors and common areas; costs of tenants' improvements; real estate brokers' commissions; interest (except as stated in clause (2) above); and capital items other than those referred to in clause (2) above. Actual Operating Expenses for both the Base Year and each subsequent calendar year shall be adjusted to equal Landlord's reasonable estimate of Operating Expenses had the total rentable area of the Building been Occupied. Landlord and Tenant acknowledge that certain of the costs of management, operation and maintenance of the Building and certain of the costs of the capital improvements referred to in clause (2) above may be allocated exclusively to a single component of the Building (e.g., to an office area, a retail area or a parking facility) and certain of such costs may be allocated among such components. The determination of such costs and their allocation shall be in accordance with generally accepted accounting principles applied on a consistent basis. See Addendum.

         (e) The term "Base Operating Expenses" shall mean the Operating Expenses paid or incurred by Landlord in the Base Year.

         (f) The term "Property Taxes" shall mean all real property taxes and assessments (and any tax levied against the Building or the rents earned in connection with the Building wholly or partly in lieu thereof) levied against the Building, and all real estate tax consultant expenses and attorneys' fees incurred for the purpose of maintaining an equitable assessed valuation of the Building.

         (g) The term "Base Property Taxes" shall mean the amount of Property Taxes paid by Landlord allocable to the Base Year.


         (h) The term "Tenant's percentage share" shall mean the percentage figure specified in the Basic Lease Information.

    2. TERM; CONDITION OF PREMISES. The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease Information. If Landlord has undertaken in this Lease to make any alterations to the Premises prior to commencement of the term and the alterations are completed prior to the date set forth in the Basic Lease Information for commencement of the term, if Tenant desires to take occupancy in advance of such date and Landlord consents to such prior occupancy Landlord shall deliver the Premises to Tenant on such advance date as shall be mutually approved by Landlord and Tenant and, notwithstanding anything to the contrary contained herein, the term of the Lease shall commence upon such delivery. If Landlord, for any reason whatsoever, cannot deliver the Premises to Tenant at the commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event rental shall be waived for the period between the commencement of the term and the time when Landlord delivers the Premises to Tenant. No delay in delivery of the Premises shall operate to extend the term hereof. See Addendum and Exhibit C.

    3.   RENTAL.
         (a) Tenant shall pay to Landlord throughout the term of this Lease as rental for the Premises the sum specified in the Basic Lease Information as the Base Rent, provided that the rental payable during each calendar year subsequent to the Base Year shall be the Base Rent, increased by Tenant's percentage share of the total dollar increase, if any, in Operating Expenses paid or incurred by Landlord in such year over the Base Operating Expenses, and also increased by Tenant's percentage share of the total dollar increase, if any, in Property Taxes paid by Landlord in such year over the Base Property Taxes. Tenant acknowledges that the Basic Lease Information may set forth different percentage shares of Operating Expenses and Property Taxes or a single percentage share applicable to both. The increased rental due pursuant to this Paragraph (a) is hereinafter referred to as "Escalation Rent." (See Addendum.)

         (b) Rental shall be paid to Landlord on or before the first day of the term hereof and on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated.

         (c) All sums of money due from Tenant hereunder not specifically characterized as rental shall constitute additional rent, and if any such sum is not paid when due it shall nonetheless be collectible as additional rent with the next installment of rental thereafter falling due, but nothing contained herein shall be deemed to suspend or delay the payment of any sum of money at be time it becomes due and payable hereunder, or to limit any other remedy of Landlord.

         (d) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder after the expiration of any applicable grace period described in Paragraph 19(a) will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any encumbrances covering the Building and the Premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord prior to the expiration of any applicable grace period described in Paragraph 19(a), Tenant shall pay to Landlord a late charge equal to 2% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         (e) Any amount due from Tenant, if not paid when first due, shall bear interest from the date due until paid at an annual rate equal to 2% over the annual prime rate of interest announced publicly by Citibank, N.A., in New York, New York from time to time (but in no event in excess of the maximum rate of interest permitted by law), provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

         (f) All payments due from Tenant shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant.

    4.   ESCALATION RENT PAYMENTS.
         (a) With respect to each calendar year during the term of this Lease subsequent to the Base Year, Tenant shall pay to Landlord as additional rent, at the times hereinafter set forth, an amount equal to the Escalation Rent. Prior to or anytime after the commencement of any calendar year subsequent to the Base Year Landlord may, but shall not be required to, notify Tenant of Landlord's estimate of the amount, if any, of the Escalation Rent for such current calendar year. Tenant shall pay to Landlord on the first day of each calendar month during such current calendar year one-twelfth (1/12) of the amount of any such estimated Escalation Rent for such current calendar year payable by Tenant hereunder. If at any time or times Landlord determines that the amount of any Escalation Rent payable by Tenant for the current year will vary from its estimate by more than 5%, Landlord may, by notice to Tenant, no more than once per year, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate. Following the close of each calendar year, Landlord shall deliver to Tenant a statement of the actual amount of Escalation Rent for the immediately preceding year, accompanied by a statement made by an independent accounting or auditing officer designated by Landlord showing the Operating Expenses and Property Taxes on the basis of which Escalation Rent was determined. The statement of said accounting or auditing officer shall be final and binding upon Landlord and Tenant. All amounts payable by Tenant as shown on said statement, less any amounts theretofore paid by Tenant on account of Landlord's earlier estimate of Escalation Rent for such calendar year made pursuant to this Paragraph 4, shall be paid by or, if Tenant theretofore shall have paid more than such amounts, reimbursed to Tenant within 30 days after delivery of said statement to Tenant. Tenant may audit Landlord's records of Operating Expenses and Property Taxes within one year of the date that Landlord provides Tenant with Landlord's statement of actual Escalation Rent for the preceding year. Tenant must request this right to audit within 60 days of the date Tenant receives Landlord's statement of actual Escalation Rent.

         (b) If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any Escalation Rent payable by Tenant for the calendar year in which the Lease terminates shall be prorated on the basis by which the number of days from the commencement of said calendar year to and including said date on which this Lease terminates bears to 365 and shall be due and payable when rendered notwithstanding termination of this Lease. Escalation Rent Allocable to the calendar year in which this Lease terminates shall be deemed to have been incurred evenly over the entire twelve-month period of that calendar year.

    5. USE. The Premise shall be used for general office purposes, demonstration, training computer sales, and any related activities, events, and meetings and no other. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or would in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or would in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which would in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Premises to be used for any unlawful purposes, nor shall Tenant cause, maintain or permit any nuisance or waste in, on or about the Premises.

    6.   SERVICES.
         (a) Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, windows, mechanical, plumbing and electrical equipment, and the structure itself in accordance with standards of first class office buildings in the area except for damage occasioned by the act of Tenant, its employees, agents, contractors or invitees, which damage shall be repaired by Landlord at Tenant's expense.

         (b) Landlord shall furnish the Premises with (1) electricity for lighting and the operation of customary office machines, (2) heat and air conditioning to the extent reasonably required for the comfortable occupancy by Tenant in its use of the Premises during the period from 8 a.m. to 6 p.m. on weekdays (except holidays), or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, (3) elevator service, (4) lighting replacement (for building standard lights), (5) restroom supplies, (6) window washing with reasonable frequency, and (7) security guards and services and daily janitor service during the times and in the manner that such services are customarily furnished in comparable office buildings in the area. Landlord may establish reasonable measures to conserve energy, including but not limited to, automatic switching of lights after hours, so long as such measures do not unreasonably interfere with Tenant's use of the Premises. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Building. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services. Landlord's charges for after-hours services requested by Tenant shall not exceed the actual costs incurred by Landlord in providing such services.

         (c) Whenever heat-generating equipment or lighting other than building standard lights are used in the Premises by Tenant which affect the temperature otherwise maintained by the air-conditioning system, Landlord shall have the right, after notice to Tenant, to install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning system serving the Premises, and the cost of such facilities and modifications shall be borne by Tenant. Tenant shall also pay the cost of providing all cooling energy to the Premises in excess of that required for normal office use or during hours requested by Tenant when air conditioning is not otherwise furnished by Landlord. If there is installed in the Premises lighting requiring power in excess of that required for normal office use in the Building or if there is installed in the Premises equipment requiring power in excess of that required for normal desk-top office equipment or normal copying equipment, Tenant shall pay for the cost of such excess power, together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises.

         (d) In the event that Landlord, at Tenant's request, provides services to Tenant that are not otherwise provided for in this Lease, Tenant shall pay Landlord's reasonable charges for such services upon billing therefor.

    7. IMPOSITIONS PAYABLE BY LESSEE. In addition to the monthly rental and other charges to be paid by Tenant hereunder, Tenant shall pay or reimburse Landlord for any and all of the following items (hereinafter collectively referred to as "Impositions"), whether or not now customary or in the contemplation of the parties hereto: taxes (other than local, state and federal personal or corporate income taxes measured by the net income of Landlord from all sources), assessments (including, without limitation, all assessments for public improvements, services or benefits, irrespective of when commenced or completed), excises, levies, business taxes, license, permit, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind, which are levied, assessed, confirmed or imposed by any public authority, but only to the extent the Impositions are (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost of value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements shall be in Tenant or Landlord;
(b) upon or measured by the monthly rental or other charges payable hereunder, including, without limitation, any gross receipts tax levied by the City and County of San Francisco, the State of California, the Federal Government or any other governmental body with respect to the receipt of such rental; (c) upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant to reimburse Landlord for the Impositions but it is lawful to increase the monthly rental to take into account Landlord's payment of the Impositions, the monthly rental payable to Landlord shall be revised to net Landlord the same net return without reimbursement of the Impositions as would have been received by Landlord with reimbursement of the Impositions.

decorate or paint the Premises or any part thereof, except as specifically herein set forth. No representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

    11.  DESTRUCTION OR DAMAGE.
         (a) In the event the Premises or the portion of the Building necessary for Tenant's use and reasonable enjoyment of the Premises are damaged by fire, earthquake, act of God, the elements or other casualty, Landlord shall repair the same, subject to the provisions of this Paragraph hereinafter set go forth, if (i) such repairs can, in Landlord's reasonable opinion, be made within a period of 120 days after commencement of the repair work, (ii) the cost of repairing damage for which Landlord is not insured shall be less than ten percent (10%) of the then full insurable value of the Premises with respect to repairing any damage to the Premises or five percent (5%) of the then full insurable value of the Building with respect to repairing any damage to other areas of the Building, and (iii) the damage or destruction does not occur during the last twelve (12) months of the term of this Lease or any extension thereof. If the damage or destruction occurs during the final twelve (12) months of the term of this lease or any extension thereof, and in Landlord's reasonable opinion the damage or destruction can be repaired within 60 days of the date of the damage or destruction, then Landlord shall repair such damage or destruction and this lease shall remain in full force and effect. This Lease shall remain in full force and effect except that so long as the damage or destruction is not caused by the fault or negligence of Tenant, its contractors, agents, employees or invitees, an abatement of rental shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable. If such damage or destruction is caused by the fault or negligence of Tenant, or contractors, agents, employees, or invitees, an abatement of rental shall be allowed Tenant only to the extent that Landlord is reimbursed by insurance proceeds. Landlord shall make reasonable efforts to collect such proceeds.

         (b) As soon as is reasonably possible following the occurrence of any damage, Landlord shall notify Tenant of the estimated time and cost required for the repair or restoration of the Premises or the portion of the Building necessary for Tenant's occupancy. If, in Landlord's opinion, such repairs cannot be made within 120 days as set forth in Paragraph (a) (i) above, Landlord or Tenant may elect by written notice to the other within 30 days after Landlord's notice of estimated time and cost is given, to terminate this Lease effective as of the date of such damage or destruction. If Landlord is not obligated to effect the repair based upon the circumstances set forth in paragraphs (a) (ii) or (a) (iii) above, Landlord shall have the right to terminate this Lease, by written notice to Tenant within 30 days after Landlord's notice of time and cost is given, effective as of the date of such damage or destruction. If neither party so elects to terminate this Lease, this Lease shall continue in full force and effect, but the rent shall be partially abated as hereinabove in this paragraph provided, and Landlord shall proceed diligently to repair such damage.


         (c) A total destruction of the Building shall automatically terminate this Lease. Tenant waives California Civil Code Sections 1932(2) and 1933(4) providing for termination of hiring upon destruction of the thing hired.

         (d) In no event shall Tenant be entitled to any compensation or damages from Landlord, specifically including, but not limited to, any compensation or damages for (i) loss of the use of the whole or any part of the Premises, (ii) damage to Tenant's personal property in or improvements to the Premises, or (iii) any inconvenience, annoyance or expense occasioned by such damage or repair (including moving expenses and the expense of establishing and maintaining any temporary facilities).

         (e) Landlord, in repairing the Premises, shall not be required to repair any injury or damage to the personal property of Tenant, or to make any repairs to or replacement of any alterations, additions, improvements or fixtures installed on the Premises by or for Tenant, except the alterations made for Tenant by Landlord pursuant to Exhibit C to this Lease.

    12.  INSURANCE.

         (a) Tenant agrees to procure and maintain in force during the term hereof, at Tenant's sole cost and expense, comprehensive general liability insurance with limits not less than $1,000,000. Such insurance policy shall name Landlord, Landlord's managing agent and any other party designated by Landlord as additional insureds; shall be issued by insurance companies licensed to do business in the State of California and otherwise reasonably acceptable to Landlord; and shall provide that such insurance may not be canceled nor amended without thirty (30) days prior written notice to Landlord. Tenant may carry said insurance under a blanket policy. See Addendum.

         (b) A certificate of insurance shall be delivered to Landlord by Tenant prior to commencement of the terms of this Lease and upon each renewal of such insurance.

         (c) Tenant shall, prior to and throughout the term of this Lease, procure from each of its insurers under all policies of fire, theft, public liability, workers' compensation and any other insurance policies of Tenant now or hereafter existing, pertaining in any way to the Premises or the Building or any operation therein, a waiver, as set forth in Paragraph 13 of this Lease of all rights of subrogation which the insurer might otherwise, if at all, have against the Landlord or any officer, agent or employee of Landlord (including Landlord's managing agent).

    13. SUBROGATION. Landlord and Tenant shall each obtain from its respective insurers under all proper policies of insurance maintained by either of them at any time during the term hereof insuring or covering the Building or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer of one party might have against the other party, and Landlord and Tenant shall each indemnify the other against and reimburse the other for any and all loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver.

    14.  INDEMNIFICATION.  See Addendum.

    15. COMPLIANCE WITH LEGAL REQUIREMENTS. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises (including, without limitation, any ground lease, mortgage or covenants, conditions and restrictions), insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, including structural utility system and life safety system changes necessitated by Tenant's acts, particular use of the Premises or by improvements made by or for Tenant. See Addendum.

    16.  ASSIGNMENT AND SUBLETTING.
    (a) Tenant shall not, without the prior consent of Landlord, which consent shall not be unreasonably withheld by Landlord, transfer, assign or hypothecate this Lease or any interest herein, sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord, which consent shall not be unreasonably withheld. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identify of the parties to the transaction, the proposed documentation for the transaction, and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved.

    (b) If the Tenant is a privately held corporation, or is an unincorporated association or partnership, the transfer, assignment, or hypothecation of any stock or interest in such corporation, association, or partnership in excess of fifty percent (50%) in the aggregate shall be deemed an assignment or transfer within the meaning and provisions of this Paragraph 16. If Tenant is a publicly held corporation, the public trading of stock in Tenant shall not be deemed an assignment or transfer within the meaning of this Paragraph.

    (c) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

              (1) if at the time consent is requested or at any time prior to the granting of consent, Tenant is in default under this Lease or would be in default under this Lease but for the pendency of any grace or cure period under Paragraph 19 below;

              (2) if the proposed assignee or sublessee is a governmental agency;

              (3) if, in Landlord's reasonable judgment, the use of the Premises by the proposed assignee or sublessee would not be comparable to the types of office use by other tenants in the Building, would entail any alterations which would lessen the value of the leasehold improvements in the Premises, would result in more than a reasonable number of occupants per floor, or would conflict with any so-called "exclusive" or percentage lease then in favor of another tenant of the Building;

              (4) if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation, or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

              (5) if the subletting would result in the division of the Premises into three or more units; and

              (6) if the proposed assignee or sublessee is an existing tenant of the Building and Landlord has comparable space available for lease by such tenant in the Building.

         (d) If at any time during the term of this Lease Tenant desires to assign its interest in this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms of the proposed assignment or subletting ("Tenant's Notice"). Landlord shall have the option, exercisable by notice given to Tenant within 15 days after Tenant's Notice is given ("Landlord's Option Period"), either (1) to consent to the assignment in which event the provisions of paragraph (g) shall be applicable, or to consent to the subletting in which event the provisions of paragraph (h) shall be applicable; (3) in the event of a proposed assignment, to terminate this Lease and to retake possession of the Premises; or (4) in the event of a proposed subletting of the entire Premises, or a portion of the Premises for all or substantially all of the remainder of the term, to terminate this Lease with respect to, and to retake possession of, such space, together with, if only a portion of the Premises is involved, such rights of access to and from such portion as may be reasonably required for its use and enjoyment. If Landlord does not exercise one of such options, Tenant shall be free for a period of 120 days after Landlord's Option Period, to assign its entire interest in this Lease or to sublet such space to the entity specified in Tenant's Notice upon the terms set forth therein or to any third party upon the same terms set forth in Tenant's Notice, subject to obtaining Landlord's prior consent as herein above provided.

         (e) Notwithstanding the provisions of paragraphs (a) and (b) above, Tenant may assign this Lease or sublet the Premises or any portion thereof, with prior notice to Landlord but without the necessity of Landlord's consent and without extending any option to Landlord pursuant to Paragraph (d) above and without paying to Landlord any of the sums referenced in paragraphs (g) and (h) below, to any corporation which controls, is controlled by or is under common control with Tenant, to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises.

         (f) No sublessee (other than Landlord if it exercises its option pursuant to Paragraph (d) above) shall have a right further to sublet without Landlord's prior consent, which Tenant acknowledges may be withheld in Landlord's absolute discretion, and any assignment by a sublease of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease. No sublease, once consented to by Landlord, shall be modified or terminated by Tenant without Landlord's prior consent, which consent shall not be unreasonably withheld.

         (g) In the case of an assignment to an entity other than Landlord, 50% of any sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid for by Tenant, and the cost of any real estate commissions incurred by Tenant in connection with such assignment.

         (h) In the case of a subletting to an entity other than Landlord, 50% of any sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises, (2) the cost of leasehold improvements made to the sublet portion of the Premises at Tenant's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and (3) the cost of any real estate commissions incurred by Tenant in connection with such subletting, amortized over the term of the sublease.

         (i) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of liability under this Lease.

         (j) In the event Tenant shall assign this Lease or sublet the Premises or request the consent of Landlord to any assignment, subletting, hypothecation or other action requiring Landlord's consent hereunder, then Tenant shall pay Landlord's then reasonable and standard processing fee and Landlord's reasonable attorneys' fees incurred in connection therewith which shall not exceed $500 except in the case of an hypothecation.

    17. RULES; NO DISCRIMINATION. Tenant shall faithfully observe and comply with the rules and regulations annexed to this Lease, and after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations. Tenant specifically covenants and agrees that Tenant shall not discriminate against or segregate any person or group of persons on account of race, sex, creed, color, national origin, or ancestry in the occupancy, use, sublease, tenure or enjoyment of the Premises.

    18. ENTRY BY LANDLORD. Landlord may enter the Premises at reasonable hours and after reasonable prior notice to Tenant, to (a) inspect same; (b) exhibit the same to prospective purchasers, lenders or tenants, provided, however, that Landlord shall only exhibit the Premises to prospective tenants during the final 90 days of Tenant's occupancy of the Premises; (c) determine whether Tenant is complying with all its obligations hereunder; (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder; (e) post notices of nonresponsibility; and (f) make repairs required of Landlord under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations improvements to any other portion of the Building; provided, however, that all such work shall be done as promptly as reasonably possible and that all such entry shall be effected and all such work shall be performed so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant's business or any loss of occupancy or quiet enjoyment of the Premises occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open Tenant's doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord in an emergency shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Whenever reasonably possible Landlord shall be accompanied by an employee of Tenant and shall comply with the security and safety procedures delineated by such employee to Landlord while in the Premises.

    19. EVENTS OF DEFAULT. The following events shall constitute Events of Default under this Lease:

         (a) a default by Tenant in the payment when due of any rent or other sum payable hereunder and the continuation of such default for a period of 10 days after written notice by Landlord, provided that if Tenant has failed three or more times in any twelve-month period to pay any rent or other sum within 10 days after the due date, no grace period shall thereafter be applicable hereunder;

         (b) a default by Tenant in the performance of any of the other terms, covenants, agreements or conditions contained herein and, if the default is curable, the continuation of such default for a period of 30 days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of a nature to require more than 30 days to remedy, provided that if Tenant has defaulted in the performance of the same obligation three or more times in any twelve-month period and notice of such default has been given by Landlord in, each instance, no cure period shall thereafter be applicable hereunder;

         (c) the bankruptcy or insolvency of Tenant, transfer by Tenant in fraud of creditors, an assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within 60 days thereafter;

         (d) the appointment of a receiver for a substantial part of the assets of Tenant;

         (e) the abandonment of the Premises; and

         (f) the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution and the failure to have such attachment or execution vacated within 20 days thereafter.

    20. TERMINATION UPON DEFAULT. Upon the occurrence of any Event of Default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, terminate this Lease and exercise its remedies relating thereto in accordance with the following provisions:

         (a) Landlord shall have the right, so long as the Event of Default remains uncured, to give notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

         (b) In the event of any such termination of this Lease, Landlord may then or at any time thereafter by judicial process, re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

         (c) In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include without limitation, (1) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided, (2) all legal expenses and other related costs incurred by Landlord following Tenant's default, (3) all costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting, and (4) all costs (including, without limitation, any brokerage commissions) incurred by Landlord in reletting the Premises.

         (d) After terminating this Lease, Landlord may remove any and all personal property located in the Premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places as Landlord in its sole discretion may deem proper. Tenant waives all claims for damages that may be caused by Landlord's removing or storing or selling the property as herein provided, and Tenant shall indemnify and hold Landlord free and harmless from and against any and all losses, costs and damages, including without limitation all costs of court and attorneys' fees of Landlord occasioned thereby.

         (e) In the event of the occurrence of any of the events specified in paragraph 19(c) of this Lease, if Landlord shall not choose to exercise, or by law shall not be able to exercise, its rights hereunder to terminate this Lease, then, in addition to any other rights of Landlord hereunder or by law, neither Tenant, as debtor-in-possession, nor any trustee or other person (collectively, the "Assuming Tenant") shall be entitled to assume this Lease unless on or before the date of such assumption, the Assuming Tenant (a) cures, or provides adequate assurance that the Assuming Tenant will promptly cure, any existing default under this Lease, (b) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate, Landlord for any pecuniary loss (including, without limitation, attorneys' fees and disbursements) resulting from such default, and (c) provides adequate assurance of future performance under this Lease. For purposes of this subparagraph (e), "adequate assurance" of such cure, compensation or future performance shall be effected by the establishment of an escrow fund for the amount at issue or by bonding.

    21.  CONTINUATION AFTER DEFAULT.  Even though Tenant has breached this
Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

    22. OTHER RELIEF. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity by statute or otherwise.

    23. LANDLORD'S RIGHT TO CURE DEFAULTS. All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for 20 days after notice thereof by Landlord, or such longer period as may be allowed hereunder, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord (with interest at an annual rate equal to 2% over the annual prime rate of interest announced publicly by Citibank, N.A., in New York, New York from time to time, but in no event in excess of the maximum interest rate permitted by law) and all necessary incidental costs shall be payable to Landlord on demand.

    24.  ATTORNEYS' FEES.  See Addendum.

    25. EMINENT DOMAIN. If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by notice to the other within 30 days after such date, provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced as of the date of taking.

    26.  SUBORDINATION
         (a) This Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof or Landlord's interest therein, and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding the foregoing, if any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage or deed of trust or prior to its ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed prior to the mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of the mortgage, deed of trust or ground lease or the date of recording thereof. In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure or to the grantee under the deed in lieu of foreclosure; in the event any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents reasonably required to effectuate such subordination, to make this Lease prior to the lien of any mortgage or deed of trust or ground lease, or to evidence such attornment.

         (b) In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, or in the event any ground lease to which this Lease is subordinate is terminated, this Lease shall not be barred, terminated, cut off or foreclosed nor shall the rights and possession of Tenant hereunder be disturbed if Tenant shall not then be in default in the payment of rental and other sums due hereunder or otherwise be in default under the terms of this Lease, and if Tenant shall attorn to the purchaser, grantee, ground lessor as provided in Paragraph (a) above or, if requested, enter into a new lease for the balance of the term hereof upon the same terms and provisions as are contained in this Lease. Tenant's covenant under Paragraph (a) above to subordinate this Lease to any ground lease, mortgage, deed of trust or other hypothecation hereafter executed is conditioned upon each such senior instrument containing the commitments specified in this Paragraph (b).

    27. NO MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or operate as an assignment to it of any or all such subleases or subtenancies.

    28. SALE. In the event the original Landlord hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

    29. ESTOPPEL CERTIFICATE. At any time and from time to time but on not less than 15 days' prior notice by Landlord, Tenant shall execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in the certificate, and (d) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust on the Building or any part thereof.

    30. NO LIGHT, AIR, OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord

    31.  HOLDING OVER.
         (a) If, without objection by Landlord, Tenant holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to 125% of the then prevailing monthly rental paid by Tenant at the expiration of the term of this Lease, payable in advance on or before the first day of each month. Each party shall give the other notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate such tenancy.

         (b) If, over Landlord's objection, Tenant holds possession of the Premises after expiration of the term of this Lease or expiration of its holdover tenancy, without limiting the liability of Tenant for its unauthorized occupancy of the Premises, Tenant shall pay rent at a monthly rental equivalent to [omitted] of the then prevailing monthly rental paid by Tenant at the expiration of the term of this Lease and shall indemnify Landlord and any replacement tenant for the Premises for any damages or loss suffered by either Landlord or the replacement tenant resulting from Tenant's failure timely to vacate the Premises.

    32.  [omitted]

    33. WAIVER. The waiver by Landlord of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with such terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of the preceding breach at the time of acceptance of the rental.

    34. NOTICES AND CONSENTS. All notices, consents, demands and other communications from one party to the other that are given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given 3 days after deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at the address specified in the Basic Lease Information, or to such other place as Landlord may from time to time designate in a notice to Tenant.

    35. COMPLETE AGREEMENT. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, and understandings if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Building or related facilities. There are no representations between Landlord and Tenant other than those contained in this Lease and all reliance with respect to any representations is solely upon such representations. All implied warranties, including implied warranties of merchantability and fitness, are excluded.

    36. CORPORATE AUTHORITY. If Tenant signs as a corporation, each of the persons executing his Lease on behalf of Tenant warrants that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.

    37. PARTNERSHIP AUTHORITY. If Tenant is a partnership, joint venture, or other unincorporated association, each individual executing this Lease an behalf of Tenant warrants that this lease is binding on Tenant and that each and both of the persons signing on behalf of Tenant were authorized to do so.

    38. LIMITATION OF LIABILITY TO BUILDING. The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection with Landlord's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Building or the Premises, shall be limited to the interest of Landlord in the Building. Tenant agrees to look solely to

Landlord's interest in the Building for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after execution thereon. The limitations of liability contained in this Paragraph 38 shall apply equally and inure to the benefit of Landlord, its successors and their respective, present and future partners of all tiers, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective heirs, successors and assigns. Under no circumstances shall any present or future general partner of Landlord (if Landlord is a partnership) or individual trustee or beneficiary (if Landlord or any partner of Landlord is a trust) have any liability for the performance of Landlord's obligations under this Lease.

    39. BROKERS. Tenant confirms and represents that Tenant has contacted and dealt with solely the broker identified in the Basic Lease Information and that no other broker has participated in the negotiation of this Lease or is entitled to any commission in connection with this Lease.

    40. MISCELLANEOUS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Tenant shall not, without the consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed pursuant to the laws of the State of California.

    41. EXHIBITS. The exhibit(s) and addendum, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

    42.  ADDITIONAL PROVISIONS.



    IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:

TENANT                                 LANDLORD

Apple Computer, Inc.                   The Equitable Life Assurance Society of
- -----------------------------------    -----------------------------------------
a California Corporation               the United States, a New York Corporation
- -----------------------------------    -----------------------------------------


By  /s/ Joseph A. Graziano             By  /s/  James [last name unreadable]
   --------------------------------       --------------------------------------

   Its   JOSEPH A. GRAZIANO               Its   Attorney in Fact
      -----------------------------          -----------------------------------
       Sr. Vice President and
       Chief Financial Officer


By                                     By
  ---------------------------------      ---------------------------------------

  Its                                    Its
     ------------------------------         ------------------------------------



Date of Execution                      Date of Execution
 by Tenant:  4-19-90                    by Landlord:  4-20-90
           ------------------------                 ----------------------------

                                  [Graphic Omitted]

ONE BUSH STREET
10TH FLOOR


Exhibit A to the Lease dated April 19, 1990.
Premises crosshatched.

                                      EXHIBIT B
                                RULES AND REGULATIONS

    1. The sidewalks, halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation, and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building except such roof or portion thereof as may be contiguous to the Premises of a particular tenant and may be designated in writing by Landlord as a roof deck or roof garden area.

    2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's Premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building on the office floors. Each tenant shall conform to such guidelines, but may request approval of Landlord for modifications, which approval will not be unreasonably withheld. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Landlord, which approval will not be unreasonably withheld. Material visible from outside the Building will not be permitted.

    3. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted by any tenant on the Premises, except that use by the tenant of food and beverage vending machines and Underwriters' Laboratory approved microwave ovens and equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

    4. No tenant shall employ any person or persons other than Landlord's janitorial service for the purpose, of cleaning the Premises, unless otherwise approved by Landlord. No person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor service will not be furnished on nights when rooms are occupied after 9:30 P.M., unless, by prior arrangement with Landlord, service is extended to a later hour for specifically designated rooms.

    5. Landlord will furnish each tenant free of charge with two keys to each door lock in its Premises. Landlord may make a reasonable charge for any additional keys. No tenant shall have any keys made. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its Premises without the prior consent of Landlord. The tenant shall in each case furnish Landlord with a key for any such lock. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building which shall have been furnished to the tenant.

    6. The freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary properly to distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of the tenant.

7. No tenant shall use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment, or, without Landlord's prior approval, use any method of heating or air conditioning other than that supplied by Landlord. No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the

Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein.

8. Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the name and street address of the Building.

9. Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 7 A.M. and at all hours on Saturdays, Sundays and legal holidays all persons who do not present a pass to the Building signed by Landlord. Landlord will furnish passes to persons for whom any tenant requests the same in writing. Each Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all act of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate.

10. The directory of the Building will be provided for the display of the name and location of tenants and a reasonable number of the principal officers and employees of tenants, and, Landlord reserves the right to exclude any other names therefrom. Any additional name which a tenant desires to have added to the directory shall be subject to Landlord's approval and may be subject to at charge therefor.

11. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any exterior window in the Building without the prior consent of Landlord. If consented to by Landlord, such items shall be installed on the office side of the standard window covering and shall in no way be visible from the exterior of the Building.

12. Messenger services and suppliers of bottled water, food, beverages, and other products or services shall be subject to such reasonable regulations as may be adopted by Landlord, Landlord may establish a central receiving station in the Building for delivery and pick-up by all messenger services, and may limit delivery and pick-up at tenant Premises to Building personnel.

13. Each tenant shall see that the doors of its Premises are closed and locked and that all water faucets or apparatus, cooking facilities and office equipment (excluding office equipment required to be operative at all times) are shut off before the tenant or its employees leave the Premises at night, so as to prevent waste or damage, and for any default or carelessness in this regard the tenant shall be responsible for any damage sustained by other tenants or occupants of the Building or Landlord. On multiple-tendency floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

14. The toilets, urinals, wash bowls and other restroom facilities shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

15. Except with the prior consent of Landlord, no tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise to the general public in or on the Premises, nor shall any tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises of any tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such tenant's lease.

16. No tenant shall install any antenna, loudspeaker, or other device on the roof or exterior walls of the Building unless otherwise allowed pursuant to this Lease.

17. There shall not be used in any portion of the Building, by any tenant or its invitees, any hand trucks or other material handling equipment except those equipped with rubber tires and side guards unless otherwise approved by Landlord.

18. Each tenant shall store its refuse within its Premises. No material shall be placed in the refuse boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of refuse in the City and County of San Francisco without being in violation of any law or ordinance governing such disposal. All refuse disposal shall be made only through entry ways and elevators provided for such purposes and at such times as Landlord shall designate.

19. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the Building are prohibited, and each tenant shall cooperate to prevent the same.

20. The requirements of the tenants will be attended to only upon application by telephone or in person at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

21. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

22. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of Premises in the Building.

23. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                                      EXHIBIT C
                             IMPROVEMENT OF THE PREMESIS


          l. THE WORK. Landlord, through Landlord's contractor, shall construct and install in the Premises, substantially in accordance with plans, working drawings and specifications ("Tenant's Plans") prepared by Tenant's architects and engineers and approved by Landlord, the improvements (the "Work") described in Tenant's Plans (except work described in Paragraph 7 hereof). The costs of preparing Tenant's Plans and performing the Work shall be allocated between, and paid by Landlord and Tenant, as set forth in this EXHIBIT C. The Work shall be performed in a good and workmanlike manner and in accordance with applicable laws and regulations. The quantities, character and manner of construction and installation of the Work shall be subject to all limitations and restrictions imposed by laws, regulations and guidelines relating to health, safety, the environment, handicapped persons and conservation of energy adopted by any public or government authority.

          2.    TENANT'S PLANS.

          (a) As soon as reasonably possible, but in any event on or before "Tenant's Plans Date" which is agreed to be April 15, 1990, Tenant shall submit Tenant's Plans to Landlord for Landlord's written approval (which shall not be unreasonably withheld or delayed), Tenant's Plans shall be prepared by Whisler-Patri Architects or by other qualified licensed architects and engineers retained by Tenant and approved in writing by Landlord (which shall not be unreasonably withheld), shall comply with all applicable codes, laws, ordinances, rules and regulations, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the approval thereof, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion, Tenant's Plans shall be complete plans, working drawings and specifications for the layout, improvement and finish of the Premises consistent with the design and construction of the Building, including mechanical and electrical drawings and decorating plans, showing the following:

          (i)   Location and type of all partitions;

         (ii) Location and type of all doors, with hardware and keying schedule;

        (iii)   ceiling plans, including light fixtures;

         (iv) Location of telephone equipment room, with all special electrical and cooling requirements;

          (v) Location and type of all electrical outlets, switches, telephone outlets, and lights;

         (vi)   Location of all sprinklers and hydraulic calculations;

        (vii) Location and type of all equipment requiring special electrical requirements

       (viii) Location, weight per square foot and description of any heavy equipment or filing system exceeding fifty (50) pounds per square foot live and dead load;


                                     Exhibit C-1

         (ix)   Requirements for special air conditioning or ventilation;

          (x)   Location and type of plumbing;

         (xi)   Location and type of kitchen equipment;

        (xii)   Indicate critical dimensions necessary for construction; and


       (xiii) corridor entrances, bracing or support of special walls or glass partitions, and any other items or information requested by Landlord.

          (b) As soon as reasonably possible, but in any event within two (2) weeks after Tenant's Plans Date, Tenant shall submit supplemental plans, which shall become part of Tenant's Plans upon written approval by Landlord, to Landlord for Landlord's written approval (which shall not be unreasonably withheld or delayed) showing the following:

          (i)   Type and color of floor covering;

         (ii)   Location, type and color of wall covering;

        (iii)   Location, type and color of paint or finishes; and

         (iv) Details showing all millwork with verified dimensions and dimensions of all equipment to be built in.

          (c) Tenant's Plans shall be subject to Landlord's prior written approval (which shall not be unreasonably withheld or delayed). Within 7 days after Landlord's receipt of Tenant's Plans, Landlord will give written notice to Tenant either approving or disapproving Tenant's Plans. If Landlord disapproves Tenant's Plans, Landlord's notice shall set forth the reasons for such disapproval and Landlord shall consult with Tenant regarding possible revisions which Landlord would approve. As promptly as reasonably possible thereafter, but not later than 7 days after Landlord's notice, Tenant shall submit to Landlord revised Tenant's Plans incorporating the revisions required by Landlord, Such revisions shall be subject to Landlord's written approval (which shall not be unreasonably withheld or delayed).

          (d) With the exception of the initial space planning costs which Landlord has already incurred, Tenant shall promptly pay when due the entire cost of all design, architectural and engineering services necessary for the preparation of Tenant's Plans. All interior decorating services, such as the selection of wall paint colors and wall coverings, fixtures, carpeting and all other decorator selection work, required by Tenant shall be provided by Tenant at Tenant's expense.

          3. CONSTRUCTION. Upon completion of Tenant's Plans and approval of Tenant's Plans by Landlord, Landlord shall have Landlord's contractors) prepare, on the basis of Tenant's Plans, and furnish to Landlord and Tenant one or more itemized bids fore the cost of the Work, Landlord shall give Tenant's architects, engineers and consultants the opportunity to specify alternates and itemizations to Landlord's contractor(s) to be included in such bid(s). Within five (5) business days after receipt of such cost estimate, Tenant shall approve or disapprove such bid(s) in writing. If Tenant disapproves such bid, Tenant may submit revised Tenant's plans to Landlord's contractor for


                                     Exhibit C-2
revised bid, however Tenant shall be responsible for any resulting delays incurred beyond the 5 day bid approval period. Landlord shall have no obligation to perform any Work in the Premises until Tenant has approved either such bid(s) or a revised bid submitted by Landlord's contractor after Tenant has revised Tenant's Plans (subject to the pre-written approval of Landlord which shall not be unreasonably withheld) to permit such revised bid, Tenant's approval of a bid shall constitute authorization for Landlord to perform the Work substantially in accordance with Tenant's Plans. In the absence of such authorization, Landlord shall not be obligated to commence the Work, Landlord's contractor shall complete the Work in the Premises substantially in accordance with Tenant's Plans. Tenant shall promptly pay when due the entire cost of all of the Work (including, without limitation, the cost of all utilities, permits, fees, taxes and property and liability insurance in connection therewith) required by Tenant's Plans upon receipt of monthly progress statements from Landlord as prepared by Landlord's contractor.

          4. LANDLORD'S CONTRIBUTION. As Landlord's contribution for the costs of preparing Tenant's Plans and performing the Work, Landlord shall give Tenant an allowance in the amount of "Landlord's Contribution" which is agreed to be the sum of $662,400.00. Landlord shall, at the request of Tenant, finance for Tenant up to an additional amount of $82,800.00 of the cost of performing the Work in excess of Landlord's Contribution, provided that Tenant shall execute and deliver to Landlord an amendment to the Lease providing for the repayment to Landlord of such additional amount (with interest at the rate of 10% per annum) as additional Base Rent, in equal monthly installments each month during the initial five-year term of the Lease. Landlord shall pay Landlord's Contribution directly to Tenant's architects, engineers, consultants or suppliers or to Landlord's contractor for the account of Tenant, in installments as professional services for Tenant's Plans are rendered or the Work is performed, upon Landlord's receipt of a request for payment, accompanied by written invoices and other written evidence reasonably satisfactory to Landlord showing the costs incurred (unless Landlord has already received such invoices directly from Landlord's contractor), until Landlord's Contribution is exhausted. Landlord shall pay Landlord's Contribution directly to Tenant for any architectural costs which Tenant pays directly to Tenant's architect upon receiving written evidence of costs being incurred and paid. If the costs incurred in preparing Tenant's Plans and performing the Work are less than Landlord's Contribution, then upon substantial completion of the Work and occupancy of the Premises by Tenant, Tenant shall receive a credit against the Base Rent first due under this Lease in an amount by which such costs were less than the Landlord's Contribution. If the costs incurred in preparing Tenant's Plans and performing the Work exceed Landlord's Contribution and the excess costs are not to be financed for Tenant by Landlord as provided above, then Tenant shall pay all such sums promptly upon presentation of invoices for Work completed submitted by Landlord or Landlord's contractor.

          5. CHANGES. If Tenant requests any change in Tenant's Plans or the Work, Tenant shall request such change in a written notice to Landlord. Each such request shall be accompanied, if necessary, by plans, drawings and specifications prepared by Tenant's architects or engineers, at Tenant's expense, necessary to show and explain such change from the previously approved Tenant's Plans. All changes in Tenant's Plans shall be subject to the prior written approval of


                                     Exhibit C-3

Landlord (which shall not be unreasonably withheld). If Landlord approves a change, Landlord shall have Landlord's contractor give Tenant an estimate of the construction cost, if any, and delay in Substantial Completion of the Work, if any, which will be incurred for such change. Tenant shall, within two (2) business days after receipt of such estimate, notify Landlord in writing to proceed or not to proceed with such change. In the absence of such written notice to proceed, Landlord shall not be obligated to make the change requested by Tenant and Landlord shall proceed with the Work in accordance with the previously approved Tenant's Plans.

          6. DELAY. Tenant shall be liable for, and shall pay all costs and expenses incurred by Landlord in connection with any delay ("Tenant Delay") in the commencement or completion of the Work caused by (i) Tenant's failure promptly to approve (if required) the plans and specifications for the Work,
(ii) Tenant's requirement of additional or different Work, (iii) interruption of the work in question to accommodate performance of other Tenant requested work outside the scope of the Work in question (iv) any changes, additions, or alterations to the Work which are requested by Tenant as to which Landlord has notified Tenant that such change will cause a delay, (v) Tenant's failure to take any action required of Tenant under the Lease or Addendum, (vi) any interruption or interference in the construction caused by Tenant or its architects, planners, engineers, contractors, subcontractors, laborers or suppliers, or (vii) any other delay requested or caused by Tenant.

          7. OTHER WORK BY TENANT. All work not within the scope of the normal construction trades employed on the Building, such as the furnishing and installing of furniture, telephone equipment, and office equipment, shall be furnished and installed by Tenant at Tenant's expense and shall not be paid with Landlord's contribution, Tenant shall adopt a schedule in conformance with the schedule of Landlord's contractors and conduct Tenant's work in such a manner as to maintain harmonious labor relations and as not to interfere with or delay the work of Landlord's contractors, Tenant's contractors, subcontractors and labor must be approved in writing by Landlord (which approval shall not be unreasonably withheld) and shall be subject to the administrative supervision of Landlord's general contractor, however there shall be no fee for such supervision. Landlord shall provide reasonable access and entry to the Premises to Tenant and Tenant's contractors and subcontractors and reasonable opportunity and time and reasonable use of facilities to enable Tenant to adapt the Premises for Tenant's use.

          8. REQUIREMENTS. Any work performed at the Building or on the Premises by Tenant or Tenant's contractor in connection with improvements shall be subject to the following additional requirements:

          (a) Such work shall not proceed until Landlord has approved (which approval shall not be unreasonably withheld or delayed) in writing: (i) Tenant's contractor, (ii) the amount and coverage of public liability and property damage insurance, with Landlord named as an additional insured, carried by Tenant's contractor, (iii) complete and detailed plans and specifications for such work, and (iv) a schedule for the work.

          (b) All work shall be done in conformity with a valid permit when required, a copy of which shall be furnished to Landlord before such work is commenced. In any case, all such work shall be performed in accordance with all applicable laws. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to comply with applicable laws.


                                     Exhibit C-4

          (c) All work by Tenant or Tenant's contractor shall be done with union labor in accordance with all union labor agreements applicable to the trades being employed.

          (d) All work by Tenant or Tenant's contractor shall be scheduled,on a reasonable basis, through Landlord.

          (e) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service, on a nonexclusive basis, with Landlord's contractor. Landlord shall have the right to require any necessary movement of materials by the elevator to be done after regular working hours at the expense of Tenant.

          (f) Tenant's entry on the Premises for any purpose, including, without limitation, inspection or performance of improvement work by Tenant, prior to the Commencement Date shall be subject: to all of the covenants of this Lease except the payment of rent. Entry by Tenant shall include entry by Tenant's officers, employees, contractors, licensees, agents, servants, guests, invitees or visitors.

          9. Base Building Items: The Landlord shall provide. the following base building items at no cost to the Tenant:

          (a)   One additional Transformer (45 KVA)

          (b)   One additional Circuit Panel
                     42 circuit
                     125 amp
                     3 phase
                     120/208 volt


                                     Exhibit C-5

                                      EXHIBIT D
                                  LEGAL DESCRIPTION


    All of the real property situate in the City and County of San Francisco State of California, described as follows:


    PARCEL ONE:

    BEGINNING at the point of intersection of the southerly line of Bush street with the easterly line of Sansome Street: running thence southerly along said line of Sansome Street 154 fast and 6 inches; thence at a right angle easterly 97 feet; thence at a right angle southerly 89 feet and 9-l/2 inches to the northwesterly line of Market Street; thence deflecting 125 degrees 45' 51" to the left from the preceding course and running northeasterly along said line of Market, Street 219 feet and 4-3/8 inches to the westerly line of Battery Street; thence deflecting 54 degrees 14' 09" to the left from the preceding course and running northerly along said line of Battery Street 116 feet and 1 inch to the southerly line of Bush streets thence at a tight angle westerly along said line of Bush Street 275 feet to the point of beginning.
Being a portion of 50 VARA BLOCK N0. 40.


    PARCEL TWO

    BEGINNING at a point on the easterly line of Sansome Street, distant thereon 154 feet and 6 inches southerly from the southerly line of Bush street; running thence easterly at a right angle to said line of Sansome Street 97 feet; thence at a right angle southerly 89 feet and 9-l/2 inches to the northwesterly line of Market Street; thence deflecting 54 degrees 14' 09" to the right from the preceding course and running southwesterly along said line of Market Street 53 feet and 4-7/8 inches to the northerly line of Sutter Street thence deflecting 35 degrees 45' 91" to the right from the preceding course and running westerly along said line of Sutter Street 53 feet and 6 inches to the easterly line of Sansome street, thence at a right angle northerly along said line of Sansome street 121 toot to the point of beginning.
    Being a portion of 50 VARA BLOCK NO. 40.

                               ADDENDUM TO OFFICE LEASE


         This ADDENDUM TO OFFICE LEASE shall constitute a part of that certain ONE BUSH STREET OFFICE LEASE dated as of April 19, 1990 (the "Lease") between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation ("Landlord") and APPLE COMPUTER, INC., a California corporation ("Tenant"). Landlord and Tenant desire to amend the Lease as hereinafter provided.

         NOW, THEREFORE, notwithstanding anything to the contrary contained in the Lease, Landlord and Tenant agree as follows:

         1. DEFINITIONS. The definitions in the Lease and its exhibits shall also apply to this Addendum unless herein otherwise indicated.

         2. RENT CREDIT. Tenant shall receive a concession in the Base Rent first due under the Lease, as specified in Article H of the Basic Lease Information, in an amount equal to the first six (6) months of Base Rent, i.e. Two Hundred Eleven Thousand One Hundred Forty Dollars ($211,140.00). Accordingly, no Base Rent shall be payable for the first six (6) months of the term of the Lease. Thereafter, throughout the term of the Lease, Base Rent shall be as provided in Article H of the Basic Lease information and shall be due and payable in accordance with the terms of the Lease.

         3. SUBSTANTIAL COMPLETION AND TERM COMMENCEMENT. As used herein and in the Lease, the term "Substantial Completion" shall mean the date when the Work (defined in EXHIBIT C to the Lease) has been completed substantially in accordance with Tenant's Plans (defined in EXHIBIT C to the Lease) except for the completion of (a) finishing details of construction and decoration, (b) mechanical and other adjustments, or (c) items commonly found on an architectural "punch list," all of which do not materially interfere with Tenant's permitted use of the Premises. Substantial Completion shall also be deemed to have occurred notwithstanding the fact that Landlord's contractor may not have completed the "punch list" or similar corrective work. Notwithstanding any provision of the Lease to the contrary, Term Commencement shall be the earlier of (a) the date of Substantial Completion of the Work, or (b) if there has been any Tenant Delay, the date upon which Substantial Completion would have occurred in the absence of such Tenant Delay. Landlord and Tenant agree to exert reasonable efforts to effect Substantial Completion by August 1, 1990.

              Landlord agrees diligently to pursue completion of all punch list items. To that end, Landlord, Landlord's contractor, and Tenant's architect shall each promptly prepare and exchange drafts of a punch list which shall be corrected and compiled by Landlord into a punch list report. If Landlord fails, diligently to pursue completion of the work set forth on the punch list report within a reasonable period of time, Tenant may advise Landlord in writing of Tenant's intention to contract with a third party to complete such work. If it would have been reasonably possible for Landlord to complete the work on the punch list report within fourteen (14) days after receipt of such a notice from Tenant and Landlord fails to do so, then Tenant may contract with a third party (approved by Landlord, which approval shall not be unreasonably withheld or delayed) to complete the work at Landlord's expense.

              Tenant agrees to acknowledge in writing the date of Substantial Completion and the date of Term Commencement, as and when requested to do so by Landlord. Notwithstanding any provision of the Lease to the contrary, Landlord shall not be liable to Tenant or others for any damage, loss, cost or expense resulting because of a delay in completion of the Work, provided, however, that if Substantial Completion of the Work, for reasons and circumstances within Landlord's control, has not occurred by December 15, 1990 plus the number of days, if any, of Tenant Delay, Tenant shall have the right to terminate the Lease by written notice delivered to Landlord on December 15, 1990.

         4. DETERMINATION OF FAIR MARKET RENTAL VALUE. Whenever, pursuant to this Addendum, fair market rental value is to be determined by real estate brokers, the procedures of this Paragraph 4 shall apply.

              Each party shall select (and pay the fees of) a disinterested real estate broker with at least five (5) years of commercial real estate office leasing experience in the City and County of San Francisco. Each party shall, within ten (10) days after the notice of request for the determination of fair market rental value by brokers, notify the other party of the name and address of the real estate broker selected by such party. If either Landlord or Tenant shall fail timely to so select a broker, the selected broker shall select the second broker (subject to the above selection criteria) within ten (10) days after the failure of Landlord or Tenant, as the case may be, to so select. The two brokers selected shall attempt to determine the fair market rental value of the space in question for the period in question. Such brokers shall, within thirty (30) days after the selection of the last of them, complete their determinations of fair market rental value and submit their reports to Landlord and Tenant. If the determinations vary by 5% or less of the higher determination, the fair market rental value shall be the average of the two determinations. If the determinations vary by more than 5% of the higher determination, the two brokers shall, within ten (10) days after submission of the last of the reports, appoint a third broker who shall be similarly qualified. If the two brokers shall be unable to agree timely on the selection of a third broker, then the third broker shall be appointed by the presiding Judge of the Superior Court in and for the City and County of San Francisco. The third broker shall, within thirty (30) days after his or her appointment, choose as the fair market rental value of the space in question for the period in question the determination of one of the other two brokers and notify Landlord and Tenant of his or her choice. The third broker shall have no right to propose a middle ground, Landlord and Tenant shall each pay the respective fees of its selected broker, or of the broker selected on its behalf by the other's selected broker if Landlord or Tenant shall fail to timely appoint, as provided above. The fees of a third broker, if there be one, shall be paid one-half by Landlord and one-half by Tenant. The term "fair market rental value" as used in this Addendum shall mean the monthly rental rate per square foot prevailing at the commencement of the period in question (with a base year of the year in which such period commences) under leases for lease terms equal to the term in question then being entered into by building owners (as contrasted to subleases then being entered into by tenants) for general office uses of comparable space in first class office buildings in the financial district of San Francisco, California, but in no event less than the Base Rent payable under the Lease immediately prior to the commencement of the period in question.

              Until such time as the rent is determined as aforesaid, Tenant shall pay as Base Rent for the space in question, rental at the rate which was last in effect under the Lease, and upon the final resolution of such rent pursuant to the foregoing provisions of this Paragraph, the parties shall forthwith settle accounts and either pay or return an appropriate amount to reflect such resolution.

         5. EARLY EXPANSION SPACE. If before April 30, 1990, an area of a size between 3,000 and 5,000 rentable square feet becomes available for lease from Landlord on one or more of the floors of the Building and such area is not under negotiation for lease by Landlord to a prospective tenant, Landlord will, within three (3) business days of receipt of written request from Tenant, identify to Tenant the area and floor if such an area is so available on only one floor of the Building or if such an area is available on more than one of such floors, Landlord will select one of such floors and designate to Tenant the area on such floor. Such designated area is hereinafter called the "Early Expansion Space". Subject to the terms of this Paragraph, Tenant shall have one option (the "Early Expansion Option") to have the Early Expansion Space added to the Premises on August 1, 1990 (the "Early Expansion Effective Date"), if at all, by written notice of exercise of such option given to Landlord no later than May 31, 1990. If Tenant fails to so exercise the Early Expansion Option, it shall terminate. Upon a timely exercise of the Early Expansion Option, the Early Expansion Space shall be added to the Premises on the Early Expansion Effective Date for the remaining term of the Lease upon all the terms, covenants and conditions contained in the Lease, with the specific understanding that Base Rent for the Early Expansion Space, commencing with the Early Expansion Effective Date, shall be the equivalent of the per rentable square foot Base Rent plus Escalation Rent payable by Tenant under the Lease with respect to the Premises on the Early Expansion Effective Date and thereafter (including scheduled Base Rent increases) multiplied by the number of rentable square feet of the Early Expansion Space and the Base Year with respect to the Early Expansion Space shall be 1990. Base Rent for the Early Expansion Space shall be due and payable from and after the Early Expansion Effective Date. Promptly after Tenant's exercise of the Early Expansion Option as aforesaid, Landlord agrees to prepare, and Landlord and Tenant agree to execute and deliver, an appropriate amendment to the Lease to reflect as of the Early Expansion Effective Date the increase in the rentable area of the Premises, the increase in the Base Rent theretofore specified in Article H of the Basic Lease Information and the increased Tenant's Percentage Share specified in Article J of the Basic Lease Information which shall be an amount determined by dividing the rentable square footage of the Early Expansion Space by 281,520. Tenant shall accept the Early Expansion Space in its "as is" condition on the Early Expansion Effective Date and Landlord shall have no obligation to alter, remodel or improve the Early Expansion Space. However, if Tenant intends to improve the Early Expansion Space, Landlord will provide to Tenant (in accordance with the terms of EXHIBIT C to the Lease) an allowance to be applied toward the cost of such improvements in an amount determined by multiplying the rentable square footage of the Early Expansion Space by Forty Dollars ($40.00). The aforesaid allowance shall be made available to Tenant in accordance with the terms of EXHIBIT C to the Lease. As conditions precedent to Tenant's rights under this Paragraph, at the time Tenant gives Landlord notice of its exercise of the Early Expansion Option, the Lease must be in full force and effect, no Events of Default must then exist, Tenant's interest under the Lease must not have been assigned by operation of law or otherwise (except pursuant to an assignment with respect to which Landlord has agreed in the Lease to give its consent), and Tenant must not have sublet any of the original Premises. The foregoing conditions are for the benefit of and may be waived by Landlord.

              Landlord shall not be liable for any loss or damage for any failure to deliver possession of the Early Expansion Space to Tenant by reason of the holding over or retention of possession by a tenant or occupant of the Early Expansion Space and no such failure shall impair the validity of the Lease or extend its term. Landlord will, however, exert reasonable efforts to cause the holdover tenant or occupant to deliver possession of the Early Expansion Space.

         6. FIRST OFFER SPACE. Each time, between Term Commencement and the third anniversary of Term Commencement, Landlord signs a lease with another tenant for less than a full floor of the Building which results in an area being available for lease on that floor of a size between 3,000 and 5,000 rentable square feet (the "First Offer Space"), provided no Events of Default then exist under the Lease, Landlord shall give notice to Tenant of the availability of the First Option Space. Upon receipt of such notice, Tenant shall have the right to meet and negotiate in good faith with Landlord for the lease of the First Option Space. If within fifteen (15) days of Tenant's receipt of the aforesaid notice Landlord and Tenant agree in writing upon the terms and conditions upon which the First Offer Space shall be added to the Premises, Landlord shall prepare and Landlord and Tenant will promptly execute and deliver an amendment to the Lease to reflect the changes required as a consequence of such addition. If within fifteen (15) days of Tenant's receipt of the aforesaid notice, Landlord and Tenant fail to agree in writing upon the terms and conditions upon which the First Offer Space shall be added to the Premises, Tenant shall have no right to lease the First Offer Space and Landlord may lease the First Offer Space to any other party; provided, however, that Landlord will not lease the First Offer Space to another party on terms more favorable to such party than those last offered to Tenant by Landlord if no Events of Default then exist under the Lease, unless Landlord notifies Tenant of such more favorable terms and again offers the First Offer Space to Tenant upon such terms, which offer must be accepted, if at all, unconditionally and in writing within fifteen (15) days after Landlord's notice to Tenant.

         7. EXPANSION SPACE. Provided Tenant shall not have assigned any of its interest in the Lease or sublet any portion of the Premises (except to an entity described in Paragraph 16(e) of the Lease) prior to the last day of the 30th month following Term Commencement, then subject to the terms of this Paragraph 7, Tenant shall have one option (the "Expansion Option") to add to the Premises, for the balance of the term of the Lease, an area of a size between 3,000 and 5,000 rentable square feet (to be determined by Landlord) on a floor of the Building to be designated by Landlord (the "Expansion Space"), as follows:

              (a) Landlord will use reasonable best efforts to provide the Expansion Space on the ninth floor of the Building if an area of a size between 3,000 and 5,000 rentable square feet is available for lease on that floor on the Availability Date (hereinafter defined). Tenant agrees to accept the Expansion Space in its "as is" condition on the Availability Date and Landlord shall have no obligation to alter, remodel or improve the Expansion Space. However, if the Expansion Space has not been improved with acoustical ceiling, ceiling lights and distributed heating, ventilating and air conditioning by the date Tenant exercises its option to lease the Expansion Space, then Landlord will provide to Tenant (in accordance with the terms of EXHIBIT C to the Lease) an allowance to be applied toward the cost of improving the Expansion Space in an amount determined by multiplying the rentable square footage of the Expansion Space by Sixteen Dollars ($16.00). The aforesaid allowance shall be made available to Tenant in accordance with the terms of EXHIBIT C to the Lease and Tenant shall use such allowance for the alteration, remodeling and improvement of the Expansion Space in accordance with said EXHIBIT C and Paragraph 8 of the Lease. Tenant shall not take occupancy of the Expansion Space before the Availability Date;

              (b) The Expansion Space shall be available to Tenant on a date to be selected by Landlord (the "Availability Date") which shall be between the first day of the thirty-seventh and the last day of the forty-third months following Term Commencement;

              (c) Landlord shall give Tenant written notice ("Landlord's Notice") of the Availability Date and of the location and size of the Expansion Space no later than the last day of the twenty-eighth month following the Term Commencement. Subject to the terms of this Paragraph 7, Tenant shall have one option to have the Expansion Space added to the Premises on the Availability Date upon all the terms, covenants and conditions contained in the Lease except that Tenant's Percentage Share specified in Article J of the Basic Lease Information shall be increased by an amount determined by dividing the rentable square feet of the Expansion Space by 281,520 and the Base Rent for the Expansion Space, commencing with the Availability Date, shall be the equivalent of the per rentable square foot Base Rent plus Escalation Rent payable by the Tenant under the Lease with respect to the Premises on the Availability Date and thereafter (including scheduled Base Rent increases) multiplied by the number of rentable square feet of the Expansion Space;

              (d) The Expansion Option shall be exercised, if at all, by written notice of exercise given to Landlord not later than three months after Tenant's receipt of the Landlord's Notice. If Tenant fails to so exercise the Expansion Option it shall terminate. Upon a timely exercise of the Expansion Option, Landlord shall prepare and Landlord and Tenant shall execute and deliver an appropriate amendment to the Lease to reflect, as of the Availability Date
(i) the increase in the net rentable area of the Premises, (ii) the increase in the Base Rent theretofore specified in Article H of the Basic Lease information, and (iii) the increase in Tenant's Percentage-Share specified in Article J of the Basic Lease Information;

              (e) As conditions precedent to Tenant's right to the Expansion Option, at the time the Expansion Option is exercised and on the Availability Date, the Lease must be in full force and effect, no Events of Default must then exist, Tenant's interest under the Lease must not have been assigned by operation of law or otherwise (except to an entity described in Paragraph 16(e) of the Lease) and Tenant must not have sublet any of the Premises (except to an entity described in Paragraph 16(e) of the Lease). The foregoing conditions are for the benefit of and may be waived by Landlord; and

              (f) Landlord shall not be liable for any loss or damage for any failure to deliver possession of the Expansion Space to Tenant by reason of the holding over or retention of possession by a tenant or occupant of the Expansion Space and no such failure shall impair the validity of the Lease or extend its term. Landlord will, however, exert reasonable efforts to cause the holdover tenant or occupant to deliver possession of the Expansion Space.

         8. OPTIONS TO EXTEND TERM. Tenant shall have two options (collectively the "Options" and individually an "Option") to extend the term of the Lease for two (2) additional consecutive two (2) year periods, the first of which shall commence on Term Expiration and end two (2) years thereafter (the "First Renewal Option") and the second of which shall commence on the second anniversary of Term Expiration and end two (2) years thereafter (the "Second Renewal Option"), provided that:

              (a) The First Renewal Option shall be exercised, if at all, by written notice of exercise delivered to Landlord no later than the last day of the 51st month of the term of the Lease, and the Second Renewal Option shall be exercised, if at all, by written notice of exercise delivered to Landlord no later than the last day of the 75th month of the term of the Lease. If Tenant fails to so exercise the First Renewal Option, both of the Options shall terminate. If Tenant so exercises the First Renewal Option but fails to so exercise the second Renewal Option, the Second Renewal Option shall terminate;

              (b) At the time each Option is exercised and at the commencement of the term of each Option, the Lease must be in full force and effect, no Events of Default must then exist, and Tenant's interest under the Lease must not have been assigned by operation of law or otherwise (except to an entity described in Paragraph 16(e) of the Lease). Each Option shall apply only to the portion of the Premises which is occupied by Tenant on the commencement of the term of such Option and no subtenants or occupants of any part of the Premises (except Tenant or an entity described in Paragraph 16(e) of the Lease) shall have any rights under this paragraph 8;

              (c) All of the terms, covenants and conditions of the Lease shall remain in effect during the term of each Option except that the Base Rent for the Premises for the term of each Option shall be an amount equal to the fair market rental value of the Premises for the term of that Option and there shall be no free rent or free parking and there shall be no payments by Landlord as or for tenant improvements to the Premises for the term of either Option.
Any improvements to the Premises made by Tenant at Tenant's sole expense, other than those improvements made pursuant to EXHIBIT C to the Lease, shall be excluded from consideration in determining the fair market rental value of the Premises. Landlord and Tenant shall meet, negotiate and attempt to agree upon the fair market rental value for the Premises for the term of that Option. If Landlord and Tenant have not agreed in writing on such fair market rental value within sixty (60) days after Landlord's receipt of Tenant's written notice of exercise of that Option pursuant to subparagraph (a) above, then, upon written notice of either party to the other requesting a determination of such fair market rental value by real estate brokers, such fair market rental value shall be determined by real estate brokers in accordance with the terms of paragraph 4 of this Addendum; and

              (d) Promptly after the exercise of each Option as aforesaid, Landlord shall prepare and Landlord and Tenant shall execute and deliver an appropriate amendment to the Lease to reflect the extended term of the Lease and the Base Rent for the term of such Option.

         9. RELOCATION ALLOWANCE. Within thirty (30) days after the date upon which Tenant takes occupancy of the Premises and the term of the Lease commences, Landlord will pay to Tenant the sum of Thirty-Three Thousand One Hundred Twenty Dollars ($33,120) for relocating to the Premises.

         10. PARKING. Provided there are not then any Events of Default, Tenant shall have the right to park up to a maximum of 20 automobiles in the basement parking facilities of the Building during the term of the Lease. Such parking shall be on a month-to-month and nonexclusive basis, at the then applicable parking rates established from time to time by Landlord and subject to all rules and regulations applicable to such parking. Beginning with the first day of the seventh month of the term of the Lease, and at any time thereafter during the term of the Lease, if Tenant is not exercising its parking rights on a continuous basis for all twenty cars, then Landlord may correspondingly decrease the number of cars which Tenant shall thereafter have the right to park. However, Tenant may regain its aforesaid parking rights at a later date to the extent that parking is available and not committed to other Building tenants in their leases.

         As a concession to Tenant, Landlord will permit Tenant to park 10 automobiles in the parking facilities of the Building for the first six months of the term of the Lease, free of charge.

         11. SIGNAGE FOR COMPETITORS. To the extent permitted by law, Landlord agrees that during the first five years of the term of the Lease, Landlord shall not provide special lobby signage (other than on the lobby directory), or signage or name identity on the exterior of the Building to any tenant whose primary business is the manufacture of computer hardware or software; unless Tenant first consents in writing to such signage, which consent shall be at Tenant's reasonable discretion.

         12. ANTENNA. During the term of the Lease, as it may be extended, Landlord shall permit Tenant to install, maintain, operate, replace, repair and remove (collectively, the

              (h) Tenant shall, at its sole cost and expense, obtain and comply with all governmental permits, licenses, certificates, approvals and the like, required for the Construction and for the operation of the Antenna;

              (i)  Tenant shall at all times maintain and operate the Antenna
(a) in a manner so as not to damage the Building or cause the roof to leak, and (b) in a manner so as not to interfere with the use or operation of television, radio, electronic, microwave or other communications equipment of others;

              (j) Tenant will, from time to time, relocate the Antenna upon Landlord's request and at Landlord's expense, to other areas of the roof of the Building provided such areas are suitable for the Antenna's intended purposes; and

              (k) At the expiration of the Lease, or upon earlier termination of the Lease, Tenant will, at its sole cost and expense, upon request of Landlord, dismantle and remove the Antenna from the roof of the Building and restore the roof and all other portions of the Building affected by such removal to the condition in which they existed before the Construction.

         13. AMENDMENT OF PARAGRAPH 1(d) OF THE LEASE. A new unnumbered paragraph is hereby added at the end of Paragraph 1(d) of the Lease, to read as follows:

              "Operating Expenses shall also include such other items as are now or hereafter customarily included in the cost of managing, operating, maintaining, repairing and replacing commercial real property under generally accepted accounting or management principles or practices now in force or hereafter established. Notwithstanding the foregoing, no costs incurred for the following shall be included in Operating Expenses:

              (a) Leasing commissions, attorneys' fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building or associated with the enforcement of any leases or the defense of Landlord's title to or interest in the Building or any part thereof;

              (b) Costs incurred in renovating or otherwise improving or decorating, painting or redecorating space for lease to tenants of the Building;

              (c) Landlord's costs of any services provided to tenants of the Building for which Landlord is reimbursed by such tenants as an additional charge or rental over and above the Base Rent and escalations payable under the lease with such tenant; provided that if Landlord is entitled to be reimbursed for any such cost, Landlord shall use its best efforts to obtain such reimbursement and shall credit to operating expenses any reimbursed costs.

              (d) Rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment for the Building ordinarily considered to be of a capital nature, except equipment used in providing janitorial services or rented on a temporary or emergency basis;

              (e) Costs of acquiring (as compared to leasing) paintings, sculptures or other art objects for the Building;

              (f)  Reserves for Operating Expenses;

              (g) Costs with respect to the parking facilities of the Building for San Francisco parking taxes, wages and benefits of attendants or for management fees;

              (h)  Advertising and promotional expenditures;

              (i) Except as provided in Paragraph 1(d) of this Lease, interest on or amortization of debt;

              (j) Any amount for managing the Building in excess of the amount which would have been charged for such management by a first class professional building manager not affiliated with Landlord; or

              (k) Costs of removing "hazardous material" (as those words are defined by federal, state or local law on the date of this Lease) from the Building, costs of responding to any claim of hazardous material contamination in the Building, or the amount of any judgment or other costs incurred in connection with the exposure to or release of hazardous material in the Building except (i) any costs or judgments incurred because of the presence, storage, use, release or disposal of "hazardous material" (as those words may be defined under federal, state or local law on the date of this Lease or thereafter) by or on behalf of Tenant, and (ii) any costs of monitoring and investigating the Building or the real property upon which the Building is situated to determine the presence of hazardous materials, all of which costs shall be considered Operating Expenses if not otherwise the sole responsibility of Tenant under the terms of this Lease or the law (not to exceed $50,000 annually)."

         14.  AMENDMENT OF PARAGRAPH 8 OF THE LEASE.

Subparagraph (c) of paragraph 8 of the Lease is hereby deleted in its entirety and the following is substituted in its place:

              "(c) Landlord entered into a contract for the removal of asbestos-containing fireproofing material from the Building except the mechanical room on the 19th floor of the Building. Landlord has retained a consultant to monitor the air in the Building for asbestos-containing material. To the best of Landlord's knowledge, any asbestos-containing fireproofing material remaining in the Building is contained and its removal is not required under present law. Furthermore, Landlord has been informed by its consultant that the removal of asbestos-containing fireproofing material from the 10th floor of the Building was performed in accordance with then-applicable law and that no hazardous level of asbestos-containing fireproofing material remains on such floor. Upon request by Tenant, Landlord shall provide Tenant with all material information then in Landlord's possession regarding the presence of any asbestos-containing fireproofing material in the Building. No work affecting such fireproofing material shall be undertaken without compliance with all then-applicable procedures, including procedures promulgated by Landlord, relating to work involving material containing asbestos."

              A subparagraph (d) is hereby added at the end of paragraph 8 of the Lease, to read as follows:

              "(d) Notwithstanding the last sentence of subparagraph (b) above, Tenant shall be entitled to all depreciation, amortization and other tax benefits with respect to (i) trade fixtures installed in the Premises at Tenant's expense and alterations to the Premises made and paid for by Tenant (as compared to the trade fixtures or improvements paid for by Landlord pursuant to EXHIBIT C to the Lease), and (ii) Tenant's personal property in the Premises (collectively, "Tenant's Property") and Tenant shall be deemed the owner of Tenant's Property for such purposes. Except for Tenant's Property which cannot be removed from the Premises without structural injury to the Premises or the Building, Tenant may remove Tenant's Property from the Premises at any time so long as no Events of Default then exist and Tenant repairs all damages caused by such removal. At the time Tenant requests Landlord's consent to an alteration of the Premises or, if no such consent is required, upon request of Tenant, Landlord shall advise Tenant in writing if Landlord reserves the right to require Tenant to remove such alteration from the Premises upon the expiration of the term of this Lease."

         15. AMENDMENT OF PARAGRAPH 12 OF THE LEASE. A new subparagraph (d) is hereby added at the end of paragraph 12 of the Lease, to read as follows:

              "(d) Landlord agrees to procure and maintain in force during the term of this Lease all risk extended coverage insurance with a limit of not less than the full replacement cost of the Building. Such insurance shall be issued by a company or companies licensed to do business in the State of California. Landlord may provide such insurance under a blanket policy."

         16.  AMENDMENT OF PARAQRAPH 14 OF THE LEASE.

Paragraph 14 of the Lease is hereby deleted in its entirety.

                              SUBSTANTIAL COMPLETION AND

                            COMMENCEMENT OF TERM AGREEMENT

                               Dated February 12, 1991

WHEREAS, by Lease dated April 19, 1990, as same may have been amended, The Equitable Life Assurance Society of the United States (Landlord) leased to Apple Computer, Inc. (Tenant) the area described therein in One Bush Street for a term of five years; and

WHEREAS, it is herewith agreed that the requirements for substantial completion as defined in the Lease were fulfilled for the Premises on August 6, 1990;

NOW, THEREFORE, the parties hereto agree that the term of said lease shall commence August 6, 1990 and expire July 31, 1995.

All other terms and conditions of said lease are hereby reaffirmed as being in full force and effect.



Tenant                                 Landlord

Apple Computer, Inc.                   The Equitable Life
                                       Assurance Society of the
                                       United States


By    /s/ A. Burward-Hoy               By    /s/ James Prane
    -------------------------------        ----------------------------------

Its    Real Estate Specialist          Its    Attorney-In-Fact
     ------------------------------         ---------------------------------

                              SUBSTANTIAL COMPLETION AND
                              --------------------------
                            COMMENCEMENT OF TERM AGREEMENT
                            ------------------------------

                               Dated February 12, 1991


WHEREAS, by Lease dated April 19, 1990, as same may have been amended, The Equitable Life Assurance Society of the United States (Landlord) leased to Apple Computer, Inc. (Tenant) the area described therein in One Bush Street for a term of five years; and

WHEREAS, it is herewith agreed that the requirements for substantial completion as defined in the Lease were fulfilled for the Promises an August 6, 1990;

NOW, THEREFORE, the parties hereto agree that the term of said lease shall commence August 6, 1990 and expire July 31, 1995.

All other terms and conditions of said lease are hereby reaffirmed as being in full force and effect.


         Tenant                        Landlord
         Apple Computer, Inc.          The Equitable Life Assurance
                                       society of the United States



         By                            By
            /s/ Signature Unreadable      /s/ Signature Unreadable

         Its                           Its
            Real Estate Specialist        Attorney in Fact